EXHIBIT 99.1

Q5 Group, Inc. Financial Statements as of December 31, 2009 and for the Period from October 23, 2009 (inception) to December 31, 2009

Q5 GROUP, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholder of Q5 Group, Inc.

We have audited the accompanying balance sheet of Q5 Group, Inc. (the “Company”) as of December 31, 2009, and the related statements of operations, stockholder’s equity and cash flows for the period from October 23, 2009 (inception) to December 31, 2009. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Q5 Group, Inc. as of December 31, 2009 and the results of its operations and its cash flows for the period from October 23, 2009 (inception) to December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
Stonefield Josephson, Inc. CERTIFIED PUBLIC ACCOUNTANTS

Irvine, California
July 30, 2010

Q5 GROUP, INC.
BALANCE SHEET
DECEMBER 31, 2009

Assets
Cash and cash equivalents	$47,975
Accounts receivable, net of allowance for doubtful accounts of $20,645	360,621
Unbilled work-in-process	118,928
Prepaid expenses	27,364
Other current assets	50,635

Total current assets	605,523
Property and equipment, net of accumulated depreciation and amortization	28,764
Deferred tax asset	40,452

Total assets	$674,739

Liabilities and Stockholder’s Equity
Accounts payable	$32,618
Accrued expenses	178,429
Advances payable to related party	16,020
Line of credit payable to stockholder	45,000
Deferred tax liability	114,000

Total current liabilities	386,067

Commitments and contingencies (Note 7)
Stockholder’s Equity Common stock, $.00001 stated value; 10,000,000 shares authorized;
1,000,000 shares issued and outstanding	10
Additional paid-in capital	354,157
Accumulated deficit	(65,495)

Total stockholder’s equity	288,672

Total liabilities and stockholder’s equity	$674,739

The accompanying notes are an integral part of these financial statements.

Q5 GROUP, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 23, 2009 (INCEPTION) TO DECEMBER 31, 2009

Sales	$611,407

Costs and expenses:
Cost of sales	420,410
General and administrative	200,038
Sales and marketing	96,380
Depreciation and amortization	2,572

Total costs and expenses	719,400

Loss from operations	(107,993)

Interest and other expense	171

Loss before income taxes	(108,164)

Income tax benefit	(42,669)

Net loss	$(65,495)

The accompanying notes are an integral part of these financial statements.

Q5 GROUP, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 23, 2009 (INCEPTION) TO DECEMBER 31, 2009

Cash flows from operating activities:
Net Loss	$(65,495)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,572
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	46,805
Unbilled work-in-process	(118,928)
Prepaid expenses	(23,558)
Other current assets	(35,682)
Deferred tax, net	(42,669)

Increase (decrease) in liabilities:
Accounts payable, net	1,124
Accrued expenses	56,541
Advances payable to related party	3,906
Line of credit payable to stockholder	20,535

Net cash used in operating activities	(154,849)

Cash flows from investing activities:
Cash and cash equivalents transferred
upon formation of the Company	202,824
Net cash provided by investing activities	202,824

Net increase in cash and cash equivalents	47,975

Cash and cash equivalents - beginning of period	-

Cash and cash equivalents - end of period	$47,975

Supplemental disclosure of cash flow information -
Interest paid	$171

The accompanying notes are an integral part of these financial statements.

Q5 GROUP, INC.
STATEMENT OF CASH FLOWS (CONTINUED)
FOR THE PERIOD FROM OCTOBER 23, 2009 (INCEPTION) TO DECEMBER 31, 2009

Supplemental Disclosure of Non-cash Investing Activities:

In connection with the Release and Settlement Agreement (the “Agreement”) (Note 1), RoseRyan, Inc. transferred certain noncash assets to Q5 Group, Inc. and Q5 Group, Inc. assumed certain liabilities from RoseRyan, Inc.  The book value of the assets transferred and liabilities assumed were as follows per the Agreement:

Accounts receivable	$407,427
Deposits	14,944
Prepaid rent	3,806
Property and equipment	31,335

Total assets	457,512

Accounts payable	31,494
Accrued vacation	63,175
Accrued payroll	45,333
Advances payable to related party	12,114
Line of credit payable to stockholder	24,465
Other accrued liabilities	13,381
Deferred tax liability	116,217

Total liabilities	306,179

Net noncash assets transferred from RoseRyan, Inc.	$151,333

Also primarily due to this transaction, there were no cash flows from financing activities for the period from October 23, 2009 (inception) to December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Q5 GROUP, INC.
STATEMENT OF STOCKHOLDER’S EQUITY
FOR THE PERIOD FROM OCTOBER 23, 2009 (INCEPTION) TO DECEMBER 31, 2009

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder’s Equity
	Shares	Amount

Issuance of common stock (affected for stock split, Note 10)	1,000,000	$ 10		-	$10
Net assets transferred from RoseRyan, Inc.	-	-	$354,157	-	354,157

Net loss for the period from October 23, 2009 (inception) to December 31, 2009	-	-	-	$(65,495)	(65,495)

Balances at December 31, 2009	1,000,000	$10	$354,157	$(65,495)	$288,672

Q5GROUP, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009
1. Organization and Nature of Operations

Q5 Group, Inc. (“the Company”) is a general corporation incorporated in California on October 27, 2009.  The Company obtained its Federal Tax Identification number on October 26, 2009.  The Company is headquartered in San Diego and provides accounting consulting services to companies in a wide range of industries located in Southern California. The Company was formed as a spin-off from RoseRyan, Inc. (“RoseRyan”) on October 23, 2009 (inception).

On October 23, 2009, as a result of the Release and Settlement Agreement (the “Agreement”) executed between the shareholders of RoseRyan, Q5 Group, Inc. was formed as a wholly-owned subsidiary of RoseRyan.  Also, contemporaneously with the execution of the Agreement, on October 23, 2009, Q5 Group, Inc. was spun-off from RoseRyan.  This transaction was structured to split the RoseRyan businesses into two distinct and separate businesses, one covering and operating in Northern California and the other covering and operating in Southern California.  RoseRyan also transferred to Q5 Group, Inc. all of the assets representing the Southern California business and Q5 Group, Inc. assumed from RoseRyan all of the liabilities associated with the Southern California business.  The net assets, transferred by RoseRyan to Q5 Group, Inc., totaled $354,157.  Such net assets were recorded by the Company at their book values on October 23, 2009 (inception), due to the facts and circumstances surrounding the transaction, and no step up in basis for financial accounting purposes occurred with respect to this transfer.

The Agreement also stipulates certain non-compete and non-solicitation requirements where Q5 Group, Inc. for a period of two years after October 23, 2009 is prohibited from providing accounting consulting services to companies located north of (and including) San Luis Obispo, California and for a period of three years after October 23, 2009 is prohibited from soliciting any shareholders, partners, employees or independent contractors of RoseRyan.

2. Summary of Significant Accounting Policies

Significant accounting policies followed in the preparation of these financial statements are as follows:

Financial Condition and Liquidity

Management of the Company believes that the Company has the ability to continue as a going concern and that there are no conditions or events when considered in the aggregate which indicate there could be substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.  Management believes internally generated funds, current cash on hand, available borrowings under the stockholder line of credit along with financing activities in June 2010, which provided $180,000 to the Company (Note 10), will be adequate to meet foreseeable liquidity needs.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an initial maturity date at the date of purchase of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives on a straight line basis. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the respective lease. Maintenance and repair costs are charged to expense as incurred. When assets are retired or sold, the assets and accumulated depreciation or amortization are removed from the respective accounts and any gain or loss is recognized at that time.

Revenue Recognition

The Company records revenue when earned.  Clients are invoiced every other week for services rendered.   The Company executes Master Services Agreements and individual Statements of Work with each client that govern the scope of services and related fees.  The Company has determined that the earning process for recognizing revenue has been met after these four criteria have been met:  1) persuasive evidence of an arrangement, 2) services have been rendered, 3) sales price is fixed or determinable, and 4) collectability of sales price is reasonably assured.

Travel Costs

Travel costs are charged to cost of sales and general and administrative expenses as incurred.  Certain travel costs are charged back to the client as provided in the Master Services Agreements and Statements of Work.

Concentrations of Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash.  The Company maintains cash in a high-credit quality institution.  At times, such balances may exceed federally insured limits.

For the period from October 23, 2009 (inception) to December 31, 2009, no customer accounted for more than 9% of total sales.  As of December 31, 2009 the Company had three customers with accounts receivable balances of approximately 25%, 11%, and 9%, respectively, of total accounts receivable at December 31, 2009, which exposes the Company to a concentration of credit risk.  The Company believes any potential credit risk is adequately provided for in its allowance for doubtful accounts.

Q5GROUP INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009
2. Summary of Significant Accounting Policies (Continued)

Income Taxes

Current income tax expense or benefit represents the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and income tax bases of assets and liabilities and for the tax benefit to be derived from tax credits and loss carryforwards. Deferred income tax expense or benefit represents the net change during the year in the deferred income tax asset or liability. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized (See Note 9).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Long-Lived Assets

The Company assesses potential impairments to its long-lived assets when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted cash flow expected to result from the use of the asset and its eventual disposition is less than its carrying amount. There were no events in 2009 that indicated that the carrying value of long-lived assets may not be recoverable and as such no impairment losses have been recorded by the Company in the period from October 23, 2009 (inception) to December 31, 2009.

Accounts Receivable

The Company records receivables at net realizable value including an allowance for doubtful accounts, if deemed necessary. The allowance for doubtful accounts is based on the Company’s assessment of the collectability of customer accounts. The Company regularly reviews the accounts receivable for determining when accounts receivable are past due and the sufficiency of the related allowance for doubtful accounts by considering factors such as historical collection experience, credit quality, the age of accounts receivable balances, and current economic conditions that may affect a customer’s ability to pay. Amounts determined to be uncollectible are charged or written off against the allowance for doubtful accounts.  The Company determined that an allowance for doubtful accounts of $20,645 was necessary as of December 31, 2009.

Unbilled Work-in-Process

Unbilled work-in-process represents consulting services performed, but not yet invoiced to the customer, based on contractual terms, and is presented at net realizable value.

Comprehensive Income

The Company accounts for comprehensive income in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 220 related to Comprehensive Income, which requires comprehensive income and its components to be reported when a company has items of comprehensive income, other than net income.  Comprehensive income includes net income plus other comprehensive income (i.e. certain revenues, expenses, gains, and losses reported as separate components of equity rather than net income) and is shown as a component of stockholder’s equity.  For the period from October 23, 2009 (inception) to December 31, 2009, the Company did not have any items meeting the definition of other comprehensive income.

3. Fair Value of Financial Instruments

The Company’s balance sheet includes the following financial instruments: cash, accounts receivable, unbilled work-in-process, accounts payable, accrued expenses, advances payable to related party, and line of credit payable to stockholder.  The Company considers the carrying amount of working capital items to approximate fair value for these financial instruments because of the relatively short period of time between origination of the instruments and their expected realization.

Q5GROUP INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009
4. Balance Sheet Components

Prepaid expenses consist of:
December 31, 2009

Prepaid insurance	$12,209
Prepaid rent	8,023
Prepaid dues and subscriptions	7,132

$27,364

Other current assets consist of:

December 31, 2009

Deposits	$14,801
Accrued revenues	35,000
Other	834

$50,635

Property and equipment, net of accumulated depreciation and amortization consists of:

	Estimated Useful Lives (Years)
		December 31, 2009

Machinery and equipment	3-5	$20,896
Furniture and equipment	5	9,693
Leasehold improvements	2	747

Accumulated depreciation and amortization			(2,572)

			$28,764

Depreciation and amortization expense of property and equipment was $2,572 for the period from October 23, 2009 (inception) to December 31, 2009.

Accrued expenses consist of:

December 31, 2009

Accrued marketing expenses	$68,425
Accrued compensation and benefits	95,992
Other current liabilities	14,012

$178,429

5. Advances payable to related party

The Vice President of the Company advanced the Company a total of $16,020 in October 2009 and November 2009 for working capital purposes.  In June 2010, the Company converted the advances into 20,025 shares of the Company’s common stock at a price of $.80 per share where the conversion price was affected for the June 2010 (Note 10) stock split.  As of December 31, 2009, this advance was unsecured, non-interest bearing, and due on demand.

Q5GROUP INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

6. Line of Credit Payable to Stockholder

On December 29, 2009, the Company entered into a line of credit promissory note with the Company’s stockholder under which the Company may borrow up to $60,000. The outstanding principal balance as of December 31, 2009 was $45,000.  The unused portion of the promissory note as of December 31, 2009 was $15,000.  The promissory note bears simple interest at the rate of 8% per annum.  Interest on the unpaid balance of the note is due and payable monthly.  The principal balance and any unpaid interest is due and payable on December 27, 2010.  The promissory note does not include any financial covenants or non-financial covenants.

7. Commitments and Contingencies

Lease agreements

The Company leases office and facilities space in San Diego and Orange County. The San Diego office is under a noncancelable operating lease that expires on December 31, 2012.  The lease commenced in October 2009 for a term of 39 months. Under the terms of the lease, the Company is required to pay its proportionate share of property taxes, insurance and normal maintenance costs.   The Orange County office is under a noncancelable operating lease that expires on March 10, 2011.  The lease commenced on January 10, 2009 for a term of 26 months.  Under the terms of the lease, the Company is required to pay its proportionate share of property taxes, insurance and normal maintenance costs.  The lease contains escalation clauses and the Company recognizes rent expense on a straight-line basis over the lease term. The difference between rent expense recorded and amounts paid under lease agreements is not material for the period from October 23, 2009 (inception) to December 31, 2009.  The Company assumed both leases from their predecessor company, RoseRyan, Inc. as part of the Agreement (Note 1).

The Company also leases cars for two of its executives.  Future noncancelable minimum payment obligations under operating lease arrangements are as follows at December 31, 2009:
Period Ending December 31,
2010	$117,425
2011	63,042
2012	55,796
2013	2,307

$238,570

The Company also subleases its Orange County office.  Future minimum rentals to be received under the noncancelable sublease are as follows at December 31, 2009:
Period Ending December 31,
2010	$26,565
2011	4,428

$30,993

Rent expense for the office facilities was $17,073 net of sublease amounts received for the period from October 23, 2009 (inception) to December 31, 2009.  Auto expense for the leased vehicles was $8,280 for the period form October 23, 2009 (inception) to December 31, 2009.

Q5GROUP INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009
8. Stockholder’s Equity

Common Stock

The Company is authorized to issue only one class of stock and the total number of shares which the Company is authorized to issue is one million (1,000,000) under its original Articles of Incorporation dated October 27, 2009 and ten million (10,000,000) under its June 19, 2010 restated Articles of Incorporation.  The stock has a stated value of $.00001 per share.  The common stock may be issued in one or more series.  The Board of Directors is authorized to establish the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions.

On October 23, 2009, the Company issued 1,000 shares of Series A common stock to its sole stockholder in connection with the Agreement (Note 1).  Due to the June 19, 2010 restated Articles of Incorporation the financial statements as of December 31, 2009 reflect the 1:1,000 stock-split, and accordingly show 1,000,000 shares as issued to the sole stockholder.

The rights and preferences of the Company’s common stock are set forth below:

Voting

The holders of the common stock are entitled to vote on all actions to be taken by the stockholders of the Company.

Dividend

Dividends may be declared and paid on the Company’s common stock, in cash or shares of common stock.

9. Income Taxes

The components of the benefit from income taxes for the period ended December 31, 2009 were as follows:

Period ended December 31, 2009
Current:
Federal	$-
State and local	-

Total current benefit	-

Deferred:
Federal	33,200
State and local	9,469

Total deferred benefit	42,669

Total income tax benefit	$42,669

The Company’s effective tax rate differs from the federal statutory rate primarily due to state taxes. The following is a reconciliation of the difference between the applicable federal statutory rate and the actual provision for income taxes as a percentage of income (loss) before income taxes:

	Period ended December 31, 2009
Provision at U.S. statutory rate	34.0%
State taxes, net of federal benefit	5.8%
Permanent differences	(0.4%	)

	39.4%

Q5GROUP INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

9. Income Taxes (Continued)

The components of temporary differences which give rise to deferred taxes are as follows:
Period ended December 31, 2009
Current liabilities: Accrual to cash adjustments	$114,000

Net current liability	$114,000
Non-current assets:
NOL carryforwards	$76,020
State taxes	5,550

Total non-current assets	81,570
Non-current liabilities:
Accrual to cash adjustments	29,640
Depreciation	11,478

Total non-current liabilities	41,118

Net non-current asset	$40,452

At December 31, 2009, the Company had both federal and state net operating loss (“NOL”) carryforwards of $176,281 and $181,944, respectively.  The federal and state NOL carryforwards both begin to expire in 2029.

Deferred tax assets are reduced by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all evidence, both positive and negative, the Company determined that it is more likely than not that all of the Company’s deferred tax assets will be realized and that no valuation allowance was deemed necessary as of December 31, 2009.

The Company adopted the authoritative guidance on accounting for uncertainty in income taxes on October 26, 2009.  Upon adoption, the Company recognized no adjustment for unrecognized income tax benefits.  The Company does not expect that the total amount of unrecognized tax benefits will significantly increase in the next twelve months.  The Company recognizes interest and penalties related to uncertain tax positions, if any, in income tax expense. As of December 31, 2009, there is no accrued interest or penalties related to uncertain tax positions.  Tax years subject to examination, for which a tax return has been filed but the statute of limitations has not elapsed, include 2009 for both federal and state income taxes.  The Company is not currently under examination by any taxing authority nor has it been notified of an impending examination.

10. Subsequent Events

In accordance with ASC Topic 855 Subsequent Events, we have evaluated subsequent events through the date and time the financial statements were issued on July 30, 2010.

On June 10, 2010 the Company amended and restated its original Articles of Incorporation to increase the number of authorized shares of its common stock from 1,000,000 to 10,000,000.

On June 11, 2010 the Company issued 225,000 shares of its common stock to five employees at $.80 per share for total proceeds of $180,000.

On June 19, 2010 the Company declared a 1:1,000 common stock split where every one (1) issued and outstanding share of common stock of the Company is automatically split, subdivided and reclassified as one thousand (1,000) shares of common stock of the Company. As a result, the Company’s financial statements as of December 31, 2009 reflect this stock split.

On June 22, 2010 the Company issued stock options to two employees to purchase a total of 25,000 shares of the Company’s common stock at $.80 per share.

Q5GROUP INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

10. Subsequent Events (Continued)

On June 22, 2010 the Board of Directors of the Company adopted the 2010 Stock Incentive Plan (the “Plan”), where 1,000,000 common stock shares of the Company have been reserved for issuance upon the exercise of stock options granted pursuant to the Plan.  Options granted under the Plan may be incentive stock options or nonstatutory stock options, as defined by the Plan and as determined by the administrator of the Plan at the time of the grant of the options.  The Company may also issue restricted stock under the Plan.  The exercise price for the incentive stock options granted to an employee shall be no less than 110% of fair market value per share on the date of the grant and the exercise price of incentive stock options granted to nonemployees shall be no less than 110% of the fair market value per share on the date of the grant.  In the case of nonstatutory stock options granted to any service provider, the per share exercise price shall be no less than 100% of the fair market value per share of the date of the grant.  Any option granted is exercisable according to its terms as determined by the administrator and as set forth in the option agreement.  The term of the option is generally 5 years from the date of the grant.  The term of the Plan is 10 years.

On June 22, 2010, the Company signed a letter of intent (“LOI”) to be acquired by Premier Alliance Group, Inc (“Premier”).  Premier, founded in 1995, serves clients throughout the Southeast of the United States and beyond and is publicly traded (PIMO: OTC). Like Q5 Group, Inc., Premier is dedicated to delivering a new class of intelligent business solutions.  The LOI stated a purchase price of $800,000 in the form of the common stock of Premier and $200,000 in cash.  The LOI also includes certain stock option awards and a management bonus plan for key executives and employees of Q5 Group, Inc.

Q5 GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

Q5 Group, Inc. Financial Statements as of and for the period ended June 30, 2010 (Unaudited) and for the period from October 23, 2009 (Inception) to December 31, 2009

Q5 GROUP, INC.

TABLE OF CONTENTS

PAGE
Balance Sheets as of June 30, 2010 (Unaudited) and December 31, 2009	3

Statement of Operations for the six months ended June 30, 2010 (Unaudited) and from October 23, 2009 (Inception) to December 31, 2009	4

Statement of Cash Flows for the six months ended June 30, 2010 (Unaudited) and from October 23, 2009 (Inception) to December 31, 2009	5

Statement of Stockholders’ Equity for the period from January 1, 2010 (Unaudited) to June 30, 2010 (Unaudited)	6

Notes to Financial Statements	7-13

Q5 GROUP, INC.
BALANCE SHEETS
AS OF JUNE 30, 2010 (UNAUDITED) AND DECEMBER 31, 2009

Assets	June 30, 2010 (Unaudited)	December 31, 2009
Cash and cash equivalents	$ 130,689	$ 47,975
Accounts receivable, net of allowance for doubtful accounts of $20,055 as of June 30, 2010 and $20,645 as of December 31, 2009	197,414	360,621
Unbilled work-in-process	38,728	118,928
Prepaid expenses	20,591	27,364
Other current assets	56,305	50,635

Total current assets	443,727	605,523
Property and equipment, net of accumulated depreciation and amortization	27,635	28,764
Deferred tax asset	-	40,452

Total assets	$ 471,362	$ 674,739

Liabilities and Stockholders’ Equity
Accounts payable	$ 16,340	$ 32,618
Accrued expenses	85,059	178,429
Advances payable to related party	-	16,020
Line of credit payable to stockholder	45,000	45,000
Deferred tax liability	-	114,000

Total current liabilities	146,399	386,067
Deferred Rent Liability	10,541	-

Commitments and contingencies (Note 7)
Stockholders’ Equity Common stock, $.00001 stated value; 10,000,000 shares authorized;
1,250,000 shares issued and outstanding	12	10
Additional paid-in capital	563,465	354,157
Accumulated deficit	(249,055)	(65,495)

Total stockholders’ equity	314,422	288,672

Total liabilities and stockholders’ equity	$ 471,362	$ 674,739

The accompanying notes are an integral part of these financial statements.
3

Q5 GROUP, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
AND FROM OCTOBER 23, 2009 (INCEPTION) TO DECEMBER 31, 2009

	For the Six Months Ended June 30, 2010 (Unaudited)	From October 23, 2009 (Inception) to December 31, 2009 )
Sales	$ 1,135,109	$ 611,407

Costs and expenses:
Cost of sales	851,907	420,410
General and administrative	492,291	200,038
Sales and marketing	18,336	96,380
Depreciation and amortization	7,076	2,572
Total costs and expenses	1,369,610	719,400
Loss from operations	(234,502)	(107,993)

Interest expense	2,869	171
Loss before income taxes	(237,370)	(108,164)

Income tax benefit	(53,810)	(42,669)
Net loss	$ (183,560)	$ (65,495)

The accompanying notes are an integral part of these financial statements.
4

Q5 GROUP, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)
AND FROM OCTOBER 23, 2009 (INCEPTION) TO DECEMBER 31, 2009

	For the Six Months Ended June 30, 2010 (Unaudited)	From October 23, 2009 (Inception) to December 31, 2009
Cash flows from operating activities: Net Loss	$ (183,560)	$ (65,495)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization Stock based compensation	7,076 9,310	2,572 -
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	163,207	46,805
Unbilled work-in-process	80,200	(118,928)
Prepaid expenses	6,773	(23,558)
Other current assets	4,330	(35,682)
Deferred tax, net	(73,548)	(42,669)

Increase (decrease) in liabilities:
Accounts payable	(16,278)	1,124
Accrued expenses	(93,370)	56,541
Advance payable to related party	-	3,906
Line of credit payable to stockholder	-	20,535
Deferred Rent Liability	10,541	-

Net cash used in operating activities	(85,319)	(154,849)
Cash flows from investing activities:
Purchases of capital equipment	(5,947)	-
Cash and cash equivalents transferred upon formation of the company	-	202,824
Net cash provided by (used in) investing activities	(5,947)	202,824

Cash flows from financing activities:
Proceeds from issuance of common stock Proceeds from exercise of stock options	163,980 10,000	- -
Net cash provided by financing activities	173,980	-

Net increase in cash and cash equivalents	82,714	47,975

Cash and cash equivalents - beginning of period	47,975	-

Cash and cash equivalents - end of period	$ 130,689	$ 47,975

Supplemental disclosure of cash flow information -
Interest paid	$ 2,869	$ 171
Taxes paid	$ 800	$ -
Non-cash transactions
Conversion of related party advance payable to common stock	$ 16,020	$ -

The accompanying notes are an integral part of these financial statements.
5

Q5 GROUP, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM JANUARY 1, 2010 (UNAUDITED) TO JUNE 30, 2010 (UNAUDITED)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balances at January 1, 2010 (Unaudited)	1,000,000	$ 10	$354,157	$(65,495)	$ 288,672
Issuance of Common Stock	204,975	2	163,978	-	163,980
Conversion of Related Party Advance to Common Stock	20,025	-	16,020	-	16,020
Stock Compensation Expense			9,310		9,310
Issuance of Common Stock Upon the Exercise of Options	25,000		20,000		20,000
Net loss for the period from January 1, 2010 to June 30, 2010	-	-	-	(183,560)	$ (183,560)

Balances at June 30, 2010 (Unaudited)	1,250,000	$ 12	$563,465	$(249,055)	$$ 314,422

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)
1. Organization and Nature of Operations

Q5 Group, Inc. (“the Company”) is a general corporation incorporated in California on October 27, 2009.  The Company obtained its Federal Tax Identification number on October 26, 2009.  The Company is headquartered in San Diego and provides accounting consulting services to companies in a wide range of industries located in Southern California. The Company was formed as a spin-off from RoseRyan, Inc. (“RoseRyan”) on October 23, 2009 (inception).

On October 23, 2009, as a result of the Release and Settlement Agreement (the “Agreement”) executed between the shareholders of RoseRyan, Q5 Group, Inc. was formed as a wholly-owned subsidiary of RoseRyan.  Also, contemporaneously with the execution of the Agreement, on October 23, 2009, Q5 Group, Inc. was spun-off from RoseRyan.  This transaction was structured to split the RoseRyan businesses into two distinct and separate businesses, one covering and operating in Northern California and the other covering and operating in Southern California.  RoseRyan also transferred to Q5 Group, Inc. all of the assets representing the Southern California business and Q5 Group, Inc. assumed from RoseRyan all of the liabilities associated with the Southern California business.  The net assets transferred by RoseRyan to Q5 Group, Inc., totaled $354,157.  Such net assets were recorded by the Company at their book values on October 23, 2009 (inception), due to the facts and circumstances surrounding the transaction, and no step up in basis for financial accounting purposes occurred with respect to this transfer.

The Agreement also stipulates certain non-compete and non-solicitation requirements where Q5 Group, Inc. for a period of two years after October 23, 2009 is prohibited from providing accounting consulting services to companies located north of (and including) San Luis Obispo, California and for a period of three years after October 23, 2009 is prohibited from soliciting any shareholders, partners, employees or independent contractors of RoseRyan.

2. Summary of Significant Accounting Policies

Significant accounting policies followed in the preparation of these financial statements are as follows:

Financial Condition and Liquidity

Management of the Company believes that the Company has the ability to continue as a going concern and that there are no conditions or events when considered in the aggregate which indicate there could be substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.  Management believes internally generated funds, current cash on hand, available borrowings under the stockholder line of credit along with financing activities in June 2010 and July2010, which provided $200,000 to the Company (Note 8), will be adequate to meet foreseeable liquidity needs.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an initial maturity date at the date of purchase of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives on a straight line basis. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the respective lease. Maintenance and repair costs are charged to expense as incurred. When assets are retired or sold, the assets and accumulated depreciation or amortization are removed from the respective accounts and any gain or loss is recognized at that time.

Revenue Recognition

The Company records revenue when earned.  Clients are invoiced every other week for services rendered.   The Company executes Master Services Agreements and individual Statements of Work with each client that governs the scope of services and related fees.  The Company has determined that the earning process for recognizing revenue has been met after these four criteria have been met:  1) persuasive evidence of an arrangement, 2) services have been rendered, 3) sales price is fixed or determinable, and 4) collectability of sales price is reasonably assured.

Travel Costs

Travel costs are charged to cost of sales and general and administrative expenses as incurred.  Certain travel costs are charged back to the client as provided in the Master Services Agreements and Statements of Work.

Concentrations of Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash.  The Company maintains cash in a high-credit quality institution.  At times, such balances may exceed federally insured limits.

For the period from January 1, 2010 to June 30, 2010, no customer accounted for more than 9% of total sales.  As of June 30, 2010 the Company had three customers with accounts receivable balances of approximately 15%, 11%, and 8%, respectively, of total accounts receivable at June 30, 2010, which exposes the Company to a concentration of credit risk.  The Company believes any potential credit risk is adequately provided for in its allowance for doubtful accounts.

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

2. Summary of Significant Accounting Policies (Continued)

Income Taxes

Current income tax expense or benefit represents the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and income tax bases of assets and liabilities and for the tax benefit to be derived from tax credits and loss carry forwards. Deferred income tax expense or benefit represents the net change during the year in the deferred income tax asset or liability. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Long-Lived Assets

The Company assesses potential impairments to its long-lived assets when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted cash flow expected to result from the use of the asset and its eventual disposition is less than its carrying amount. There were no events through June 30, 2010 that indicated that the carrying value of long-lived assets may not be recoverable and as such no impairment losses have been recorded by the Company in the period from January 1, 2010 to June 30, 2010.

Accounts Receivable

The Company records receivables at net realizable value including an allowance for doubtful accounts, if deemed necessary. The allowance for doubtful accounts is based on the Company’s assessment of the collectability of customer accounts. The Company regularly reviews the accounts receivable to determine when accounts receivable are past due and the sufficiency of the related allowance for doubtful accounts by considering factors such as historical collection experience, credit quality, the age of accounts receivable balances, and current economic conditions that may affect a customer’s ability to pay. Amounts determined to be uncollectible are charged or written off against the allowance for doubtful accounts.  The Company determined that an allowance for doubtful accounts of $20,055 and $20,645 was necessary as of June 30, 2010 and December 31, 2009, respectively.

Unbilled Work-in-Process

Unbilled work-in-process represents consulting services performed, but not yet invoiced to the customer, based on contractual terms, and is presented at net realizable value.

Comprehensive Income

The Company accounts for comprehensive income in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 220 related to Comprehensive Income, which requires comprehensive income and its components to be reported when a company has items of comprehensive income, other than net income.  Comprehensive income includes net income plus other comprehensive income (i.e. certain revenues, expenses, gains, and losses reported as separate components of equity rather than net income) and is shown as a component of stockholders’ equity.  For the period from January 1, 2010 to June 30, 2010, the Company did not have any items meeting the definition of other comprehensive income.

3. Fair Value of Financial Instruments

The Company’s balance sheet includes the following financial instruments: cash, accounts receivable, unbilled work-in-process, accounts payable, accrued expenses, advances payable to related party, and line of credit payable to stockholder.  The Company considers the carrying amount of working capital items to approximate the fair value for these financial instruments because of the relatively short period of time between origination of the instruments and their expected realization.

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

4. Balance Sheet Components

Prepaid expenses consist of:
	June 30, 2010	December 31, 2009
Prepaid insurance	$ 4,884	$ 12,209
Prepaid rent	8,382	8,023
Prepaid dues and subscriptions	7,325	7,132

	$ 20,591	$ 27,364

Other current assets consist of:
	June 30, 2010	December 31, 2009
Deposits	$ 13,801	$ 14,801
Accrued revenues	31,200	35,000
Other	11,304	834

	$ 56,305	$ 50,635

Property and equipment, net of accumulated depreciation and amortization consists of:

	June 30, 2010	December 31, 2009
Machinery and equipment	$ 26,843	$ 20,896
Furniture and equipment	9,693	9,693
Leasehold improvements	1,120	747
Gross property and equipment	37,656	31,336
Accumulated depreciation and amortization	(10,021)	(2,572)

$ 27,635	$ 28,764

Depreciation and amortization expense of property and equipment was $7,076 for the six months ended June 30, 2010 and $2,572 for the period from October 23, 2009 (inception) to December 31, 2009. Machinery and equipment are depreciated over a useful life of 3-5 years, Furniture and equipment are depreciated over a useful life of 5 years, and Leasehold improvements are amortized over a useful life of 2 years (the lease term).

Accrued expenses consist of:
	June 30, 2010	December 31, 2009
Accrued marketing expenses	$ -	$ 68,425
Accrued compensation and benefits	58,367	95,992
Income tax payable	18,938	-
Other current liabilities	7,754	14,012
	$ 85,059	$ 178,429

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

5. Advances payable to related party

The Vice President of the Company advanced the Company a total of $16,020 in October 2009 and November 2009 for working capital purposes.  In June 2010, the Company converted the advances into 20,025 shares of the Company’s common stock at a price of $.80 per share where the conversion price was affected for the June 2010 (Note 8) stock split.  As of December 31, 2009, this advance was unsecured, non-interest bearing, and due on demand. Management evaluated the extinguishment of the related party payable and the conversion to equity in accordance with the guidance provided in ASC 740 (“Debt”) and considered the provisions of ASC 740-50 (Debtor’s Accounting for a Modification or Exchange of Debt Instruments). The debt modification was deemed to be substantial with no resulting gain or loss.

6. Line of Credit Payable to Stockholder

On December 29, 2009, the Company entered into a line of credit promissory note with the Company’s stockholder under which the Company may borrow up to $60,000. The outstanding principal balance as of June 30, 2010 and December 31, 2009 was $45,000.  The unused portion of the promissory note as of June 30, 201 0 and December 31, 2009 was $15,000.  The promissory note bears simple interest at the rate of 8% per annum.  Interest on the unpaid balance of the note is due and payable monthly.  The principal balance and any unpaid interest is due and payable on December 27, 2010.  The promissory note does not include any financial or non-financial covenants.

7. Commitments and Contingencies

Lease agreements

The Company leases office and facilities space in San Diego and Orange County. The San Diego office is under a non-cancelable operating lease that expires on December 31, 2012.  The lease commenced in October 2009 for a term of 39 months. Under the terms of the lease, the Company is required to pay its proportionate share of property taxes, insurance and normal maintenance costs.   The Orange County office is under a non-cancelable operating lease that expires on March 10, 2011.  The lease commenced on January 10, 2009 for a term of 26 months.  Under the terms of the lease, the Company is required to pay its proportionate share of property taxes, insurance and normal maintenance costs.  The lease contains escalation clauses and the Company recognizes rent expense on a straight-line basis over the lease term. The difference between rent expense recorded and amounts paid under the lease agreements is $10,541 as of June 30, 2010.  The Company assumed both leases from their predecessor company, RoseRyan, Inc. as part of the Agreement (Note 1).

The Company also leases automobiles for two of its executives.  Future non-cancelable minimum payment obligations under operating lease arrangements are as follows at June 30, 2010:

Period Ending December 31,
2010	$72,404
2011	63,042
2012	55,796
2013	2,307

$193,549

The Company also subleases part of its Orange County office.  Future minimum rentals to be received under the non-cancelable sublease are as follows at June 30, 2010:
Period Ending December 31,
2010	$13,283
2011	4,428

$17,711

Rent expense for the office facilities was $33,892 net of sublease amounts received, for the six months ended June 30, 2010 and $17,073 net of sublease amounts received, for the period from October 23, 2009 (inception) to December 31, 2009.  Auto expense for the leased vehicles was $7,677 for the six months ended June 30, 2010 and $8,280 for the period from October 23, 2009 (inception) to December 31, 2009.

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

8. Stockholders’ Equity

Common Stock

The Company is authorized to issue only one class of stock and the total number of shares which the Company is authorized to issue is one million (1,000,000) under its original Articles of Incorporation dated October 27, 2009 and ten million (10,000,000) under its June 19, 2010 restated Articles of Incorporation.  The stock has a stated value of $.00001 per share.  The common stock may be issued in one or more series.  The Board of Directors is authorized to establish the number of shares to be included in each such series and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions.

On October 23, 2009, the Company issued 1,000 shares of Series A common stock to its sole stockholder in connection with the Agreement (Note 1).  Due to the June 19, 2010 restated Articles of Incorporation the financial statements as of December 31, 2009 reflect the 1:1,000 stock-split.

In June 2010, the Company issued 225,000 shares of common stock at $0.80 per share for net proceeds to the Company of $180,000. The issuance included 20,025 shares of common stock, which were issued to the Vice President of the Company in exchange for the extinguishment of an advance payable to the Vice President of $16,020 (Note 5).

On June 22, 2010 the Board of Directors of the Company adopted the 2010 Stock Incentive Plan (the “Plan”), where 1,000,000 common stock shares of the Company have been reserved for issuance upon the exercise of stock options granted pursuant to the Plan.  Options granted under the Plan may be incentive stock options or nonstatutory stock options, as defined by the Plan and as determined by the administrator of the Plan at the time of the grant of the options.  The Company may also issue restricted stock under the Plan.  The exercise price for the incentive stock options granted to an employee shall be no less than 110% of the fair market value per share on the date of the grant and the exercise price of incentive stock options granted to nonemployees shall be no less than 110% of the fair market value per share on the date of the grant.  In the case of nonstatutory stock options granted to any service provider, the per share exercise price shall be no less than 100% of the fair market value per share on the date of the grant.  Any option granted is exercisable according to its terms as determined by the administrator and as set forth in the option agreement.  The term of the option is generally 5 years from the date of the grant.  The term of the Plan is 10 years.

On June 22, 2010 the Company issued stock options to two employees to purchase a total of 25,000 shares of the Company’s common stock at $.80 per share.   The options vest upon issuance. Compensation expense, related to these options, of $9,310 has been recognized in June 2010. The Company accounted for the issuance of the options in accordance with ASC Topic 718 Stock Compensation, which requires the recognition of compensation expense in the financial statements based on the grant date fair value of the options. The compensation expense determined by the estimated fair value of the options of $9,310 was calculated using the Black-Scholes option valuation method with the following assumptions: an expected term of 5 years; a risk free interest rate of 1.98 percent, an estimated volatility of 51.83% percent and no dividend yield. The stock options were exercised by the two employees on June 27, 2010 and June 30, 2010. The option exercises resulted in the Company issuing 25,000 shares of common stock at $0.80 per share for net proceeds of $20,000. The Company did not receive the exercise proceeds from one of the employees until July 7, 2010 and accordingly, management recorded an employee receivable of $10,000 as part of other current assets as of June 30, 2010.

The following represents the activity under the stock incentive plan as of June 30, 2010 and changes during the year:

Options	Shares	Weighted Average Exercise Price
Outstanding at January 1, 2010	-	-
Issued	25,000	$0.80
Exercises	25,000	$0.80
Outstanding at June 30, 2010	-	-

The rights and preferences of the Company’s common stock are set forth below:

Voting

The holders of the common stock are entitled to vote on all actions to be taken by the stockholders of the Company.

Dividend

Dividends may be declared and paid on the Company’s common stock, in cash or shares of common stock.

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

9. Income Taxes

The components of the benefit from income taxes for the interim period ended June 30, 2010 were as follows:

Period ended June 30, 2010
Current:
Federal	$ -
State and local	19,738
Total current expense	19,738
Deferred:
Federal	(57,227)
State and local	(16,321)
Total deferred benefit	(73,548)
Total income tax benefit	$ (53,810)

The Company’s effective tax rate differs from the federal statutory rate primarily due to state taxes. The following is a reconciliation of the difference between the applicable federal statutory rate and the actual provision for income taxes as a percentage of income (loss) before income taxes:

	Period ended June 30, 2010

Provision at U.S. statutory rate	34.0%
State taxes, net of federal benefit	5.8%
Permanent differences	(2.1%	)
Adjustment of deferred taxes to filed tax returns	21.3%
Valuation allowance	(7.3%	)
Net operating loss utilization	(28.8%	)
Other	(0.2%	)

	22.7%

The components of temporary differences which give rise to deferred taxes are as follows:

Period ended June 30, 2010

Non-current assets:
NOL carryforwards	$ 33,421
State taxes	272
Total non-current assets	33,693
Non-current liabilities:
Depreciation	10,463
Total non-current liabilities	10,463

Subtotal deferred tax assets	23,230

Valuation allowance	(23,230)

Net deferred tax asset	$ -

Q5GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

9. Income Taxes (Continued)

At June 30, 2010, the Company had both federal and state net operating loss (“NOL”) carryforwards of $39,933 and $224,475, respectively.  The federal and state NOL carryforwards both begin to expire in 2030.  The difference between the federal and state NOLs is attributable to an anticipated NOL carryback claim expected to be filed after the end of the year to obtain refunds on previously paid tax.  No such NOL carryback opportunity exists for state purposes.

Deferred tax assets are reduced by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all evidence, both positive and negative, the Company determined that it is more likely than not that the Company’s deferred tax assets will not be realized and that a full valuation allowance was deemed necessary as of June 30, 2010.

The Company adopted the authoritative guidance on accounting for uncertainty in income taxes on October 23, 2009.  Upon adoption, the Company recognized no adjustment for unrecognized income tax benefits.  The Company does not expect that the total amount of unrecognized tax benefits will significantly increase in the next twelve months.  The Company recognizes interest and penalties related to uncertain tax positions, if any, in income tax expense. As of June 30, 2010, there is no accrued interest or penalties related to uncertain tax positions.  Tax years subject to examination, for which a tax return has been filed but the statute of limitations has not elapsed, include 2009 for both federal and state income taxes.  The Company is not currently under examination by any taxing authority nor has it been notified of an impending examination.

10. Subsequent Events

In accordance with ASC Topic 855 Subsequent Events, we have evaluated subsequent events through the date and time the financial statements were available to be issued on October 15, 2010.

On June 22, 2010, the Company signed a letter of intent (“LOI”) to be acquired by Premier Alliance Group, Inc (“Premier”).  Premier, founded in 1995, serves clients throughout the Southeast United States and beyond and is publicly traded (PIMO: OTC). Like Q5 Group, Inc., Premier is dedicated to delivering a new class of intelligent business solutions.  The LOI stated a purchase price of $800,000 to be paid in the form of the common stock of Premier and $200,000 in cash.  The LOI also includes certain stock option awards and a management bonus plan for key executives and employees of Q5 Group, Inc.  On August 31, 2010 the acquisition of the Company by Premier was completed.